UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Alternative Income Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

245 Fifth Avenue, 21st Floor
New York, NY 10016
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

William Majeski, Esq.

General Counsel
YieldStreet Alternative Income Fund Inc.
245 Fifth Avenue, 21st Floor
New York, NY 10016
(Name and address of agent for service)

COPIES TO:

Nicole Simon, Esq.

Stradley Ronon Stevens & Young, LLP

100 Park Avenue, Ste. 2000

New York, NY 10017

Tel: (212) 812-4137

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2025 – December 31, 2025

Item 1. Reports to Stockholders.

(a)            The Report to Stockholders is attached herewith.

WillowWealth

Yieldstreet Alternative Income Fund Inc.

Annual Report

2025

WillowWealth

Yieldstreet Alternative Income Fund Inc.

Copyright © 2025 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

WillowWealth

Yieldstreet Alternative Income Fund Inc.

Copyright © 2025 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

YieldStreet Alternative Income Fund Inc.	Management Discussion of Fund Performance
December 31, 2025 (Unaudited)

Dear Stockholders,

Thank you for your continued confidence in the Yieldstreet Alternative Income Fund Inc. (the “Fund”). We value the trust you place in us and appreciate your ongoing partnership. Enclosed please find the Fund’s annual report, which covers the twelve-month period ended December 31, 2025.

Fund Performance

For the fiscal year ended December 31, 2025, the Fund posted a total return of 3.04%, compared to the 7.30% return of the Bloomberg U.S. Aggregate Bond Index and 8.27% return of the S&P U.S. High Yield Corporate Bond Index. The Fund generated positive absolute returns, supported by income produced across its diversified portfolio of private credit, specialty finance, and real asset-backed investments. While public markets and traditional fixed income experienced periods of volatility during the year, the Fund continued to focus on delivering consistent income and attractive risk-adjusted returns.

The Fund is not managed to a specific benchmark; any indices referenced are provided for comparative purposes only.

Fund Update

The investment environment throughout 2025 remained defined by elevated interest rates, evolving monetary policy expectations, and uneven capital availability across markets. While these conditions created challenges in certain asset classes, they also reinforced the attractiveness of private markets—particularly private credit—for investors seeking income, structural protection, and downside resilience.

Against this backdrop, the Fund continued to intentionally shift portfolio exposure toward private credit and specialty finance strategies, which we believe have been clear beneficiaries of the current market environment. Reduced bank lending activity and higher base rates improved deal economics for private lenders, creating opportunities to achieve attractive yields while maintaining conservative credit profiles. The Fund’s exposure to senior secured, asset-backed, and cash-flow-oriented lending strategies allowed it to capitalize on these dynamics while prioritizing capital preservation.

Underwriting discipline remained central to this portfolio evolution. We focused on investments with strong collateral coverage, contractual cash flows, and experienced sponsors. In many instances, higher interest rates enabled lenders to move up the credit spectrum while still generating compelling risk-adjusted returns. As a result, private credit and specialty finance investments were meaningful contributors to income and overall performance during the year.

Conditions in private real estate remained more mixed. Transaction volumes were subdued as pricing discovery continued, particularly in rate-sensitive segments. While select property types demonstrated resilient fundamentals, valuation and refinancing pressures persisted across parts of the market. In response, the Fund maintained a cautious approach to real estate exposure, emphasizing income-producing assets with strong sponsorship, conservative leverage, and durable cash flow profiles, while limiting incremental risk in areas facing structural headwinds.

2	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Management Discussion of Fund Performance
December 31, 2025 (Unaudited)

Overall, the Fund’s diversified structure and evolving portfolio composition reflect a deliberate effort to align capital with segments of the market offering the most attractive risk-adjusted opportunities. We believe the increased emphasis on private credit enhances the Fund’s ability to generate durable income and navigate an uncertain macroeconomic landscape.

Outlook

As we look ahead to 2026, we remain constructive on the opportunity set within private credit and specialty finance, while continuing to evaluate conditions across real assets and other alternative income strategies. Our focus remains on disciplined underwriting, active portfolio management, and thoughtful capital allocation in pursuit of the Fund’s long-term income objectives.

We appreciate your continued trust and confidence and remain committed to serving as a prudent steward of your capital.

Sincerely,

Ted Yarbrough

President and CIO of Willow Wealth

Performance quoted herein represents past performance, which is not a guarantee of future results. Returns for periods greater than one year are annualized. All investing involves risk, including the loss of principal. Investment returns and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than the returns quoted herein.

Investors should carefully consider the investment objectives, risks, charges and expenses of the YieldStreet Alternative Income Fund before investing. The prospectus for the YieldStreet Alternative Income Fund contains this and other information about the Fund and can be obtained by emailing investments@yieldstreetalternativeincomefund.com or by referring to www.yieldstreetalternativeincomefund.com. The prospectus should be read carefully before investing in the Fund.

Investments in the Fund are not bank deposits (and thus not insured by the FDIC or by any other federal governmental agency) and are not guaranteed by Willow Wealth or any other party.

The securities described in the prospectus are not offered for sale in the states of Nebraska or North Dakota or to persons resident or located in such states. No subscription for the sale of Fund shares will be accepted from any person resident or located in Nebraska or North Dakota.

An investment in the Fund is not suitable for investors that require short-term liquidity. The Fund’s shares have no history of public trading, are not publicly traded, and you should not expect to be able to sell your shares regardless of how the Fund performs. The Fund’s shares are currently not listed on any securities exchange and there is no expectation that a secondary market for the Fund’s shares will develop in the future. Pursuant to its Share Repurchase Program, the Fund intends to periodically repurchase shares from the Fund’s investors, subject to the discretion of the Fund’s Board of Directors, but only a limited number of shares will be eligible for repurchase by the Fund.

Annual Report | December 31, 2025	3

YieldStreet Alternative Income Fund Inc.	Fund Overview
December 31, 2025 (Unaudited)

Average Annual Total Returns (as of December 31, 2025)

							Since
	1 Month	Quarter	6 Month	1 Year	3 Year	5 Year	Inception*
YieldStreet Alternative Income Fund Inc. – NAV	-0.67%	-0.13%	0.96%	3.04%	7.51%	6.10%	6.02%
Bloomberg U.S. Aggregate Bond Index**	-0.15%	1.10%	3.15%	7.30%	4.66%	-0.36%	-0.08%
S&P U.S. High Yield Corporate Bond Index**	0.57%	1.23%	3.67%	8.27%	9.78%	4.27%	5.76%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or repurchased, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetalternativeincomefund.com.

*	Fund’s inception date is March 9, 2020.

**	The Bloomberg U.S. Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency mortgage backed securities, asset backed securities, and commercial mortgage backed securities. The S&P U.S. High Yield Corporate Bond Index measures the performance of U.S. dollar-denominated, high-yield corporate bonds issued by companies whose country of risk uses official G-10 currencies, excluding those countries that are members of the United Nations Eastern European Group. Qualifying securities must have a below-investment-grade rating and maturities of one or more months. The Bloomberg Barclays US Aggregate Bond Index and S&P U.S. High Yield Corporate Bond Index are not adjusted to reflect sales changes, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Indices are unmanaged and unlike the Fund, they are not affected by cash flow. It is not possible to invest directly in the Indices.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including investment advisory fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

4	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Fund Overview
December 31, 2025 (Unaudited)

Performance of $10,000 Initial Investment (as of December 31, 2025)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Holdings (as a % of Net Assets)*

YS AVN-AVT V LLC	7.43%
Coventry Life Insurance Portfolio	4.49%
Octane Lending Inc. lll	4.37%
9RPJ1 Partners, LP	3.89%
Harrison Yards Project	3.83%
New Mountain Capital	3.68%
Sucden Clotidle	3.33%
Octane Lending Inc. ll	3.31%
Rockford Tower CLO 2021-2, Ltd.	3.29%
FlexPay - Upgrade Consumer Travel	2.70%
Top Ten Holdings	40.32%

Portfolio Composition (as a % of Net Assets)*

Commercial Mortgage-Backed Securities	4.19%
Collateralized Loan Obligations	35.04%
First- Lien Senior Secured Term Loans	22.63%
Equity	17.28%
Investments in Investee Funds	14.45%
Preferred Equity	8.19%
Short-Term Investments	4.55%
Liabilities in Excess of Other Assets	-6.33%
Total	100.00%

*	Holdings are subject to change and may not reflect the current or future position of the portfolio.

Annual Report | December 31, 2025	5

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments
December 31, 2025

		Reference
		Rate &		Par
	Rate	Spread(a)	Maturity Date	Amount/Shares	Value
COMMERCIAL MORTGAGE BACKED SECURITIES - 4.19%
A10 Single Asset Commercial Mortgage 2023-GTWYF (b)(c)	11.29%	1M SOFR + 7.25%	04/15/2040	$2,000,000	$1,992,280
A10 Single Asset Commercial Mortgage 2023-GTWYG (b)(c)	12.29%	1M SOFR + 8.50%	04/15/2040	3,000,000	2,981,640
IP 2025-IP Mortgage Trust, Series 2025-IP (c)	10.50%	TSFR3M + 6.85%	06/10/2030	710,000	725,630
Total Commercial Mortgage Backed Securities (Cost $5,710,000)					5,699,550

COLLATERALIZED LOAN OBLIGATIONS - 35.04%
ACHD Trust 2025-DS1, Series 2025-DS1(c)	5.98%	N/A	01/09/2034	1,000,000	1,001,272
Apidos CLO Xxv, Series 2024-25A(c)	9.97%	TSFR3M + 6.32%	01/20/2037	1,500,000	1,483,842
Aqua Finance Issuer Trust 2025-A, Series 2025-A(c)	10.42%	TSFR3M + 6.77%	12/19/2050	936,692	965,140
Ares LXV CLO, Ltd., Series 2025-65A(c)	6.60%	TSFR3M + 2.95%	07/25/2034	1,000,000	997,381
Dryden 65 CLO, Ltd., Series 2018-65A(c)	7.01%	TSFR3M + 3.36%	07/18/2030	1,500,000	1,499,123
Galaxy XXII CLO, Ltd., Series 2024-22A(c)	10.40%	TSFR3M + 6.75%	04/16/2034	2,000,000	2,000,340
Greystone CRE Notes 2025-FL4 LLC, Series 2025-FL4 (c)	7.14%	1M SOFR + 3.35%	02/15/2030	2,000,000	2,006,414
KKR CLO 37, Ltd., Series 2025-37A(c)	7.90%	TSFR3M + 4.25%	04/20/2038	2,000,000	1,955,238
KKR CLO 41, Ltd., Series 2022-41A (c)	6.90%	TSFR3M + 3.25%	04/15/2035	2,500,000	2,410,618
Madison Park Funding L, Ltd., Series 2021-50A(c)	6.66%	TSFR3M + 3.01%	04/19/2034	2,500,000	2,495,423
Madison Park Funding LII, Ltd., Series 2025-52A(c)	6.65%	TSFR3M + 3.00%	01/22/2035	3,000,000	2,987,915
Madison Park Funding LVII, Ltd., Series 2024-57A(c)	6.60%	TSFR3M + 2.95%	07/27/2034	2,000,000	1,982,514
Mariner Finance Issuance Trust 2025-A, Series 2025-AA(c)	10.19%	TSFR3M + 6.54%	02/20/2030	1,000,000	1,024,595
MCF CLO VIII, Ltd., Series 2024-1A(c)	8.80%	TSFR3M + 5.15%	04/18/2036	2,000,000	2,002,366
Monroe Capital MML CLO XV LLC, Series 2025-1A(c)	10.05%	TSFR3M + 6.40%	09/23/2035	1,100,000	1,100,000
Oxford Finance Credit Fund III 2025-A LP, Series 2025-A(c)	10.84%	TSFR3M + 7.19%	08/14/2031	500,000	509,392

See Notes to Consolidated Financial Statements.

6	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments (continued)
December 31, 2025

Pagaya Ai Debt Trust 2025-R1, Series 2025-R1(c)	10.59%	TSFR3M + 6.94%	06/15/2032	612,039	615,529
RFS Asset Securitization V LLC, Series 2025-1(c)	11.30%	TSFR3M + 7.65%	05/15/2028	1,250,000	1,263,254
RFS Asset Securitization V LLC, Series 2025-1(c)	14.76%	TSFR3M + 11.11%	05/15/2028	900,000	909,159
Rockford Tower CLO 2021-1,Ltd., Series 2021-1A(c)	10.27%	TSFR3M + 6.62%	07/20/2034	1,000,000	986,119
Rockford Tower CLO 2021-2, Ltd., Series 2025-2A(c)	7.00%	TSFR3M + 3.35%	07/20/2034	4,500,000	4,478,440
RR 14, Ltd., Series 2021-14A(c)	10.06%	TSFR3M + 6.41%	04/15/2036	1,000,000	979,356
RR 17, Ltd., Series 2025-17A(c)	10.05%	TSFR3M + 6.40%	07/15/2034	3,000,000	2,972,622
Venture 38 CLO, Ltd., Series 2025-38A(c)	7.60%	TSFR3M + 3.95%	07/30/2032	1,000,000	983,263
Venture 41 CLO, Ltd., Series 2025-41A(c)	7.65%	TSFR3M + 4.00%	01/20/2034	1,500,000	1,493,112
Venture 43 CLO, Ltd., Series 2021-43A(c)	11.06%	TSFR3M + 7.41%	04/15/2034	2,000,000	1,496,082
Venture XXVIII CLO, Ltd., Series 2017-28A(c)	7.91%	TSFR3M + 4.26%	07/20/2030	2,000,000	2,000,362
Verdant Receivables 2025-1 LLC, Series 2025-1A(c)	10.14%	TSFR3M + 6.49%	05/12/2033	1,000,000	1,015,102
Vital Care Issuer LLC, Series 2025-1A(c)	6.74%	N/A	01/30/2031	2,000,000	2,022,900
Total Collateralized Loan Obligations (Cost $48,086,456)					47,636,873

FIRST-LIEN SENIOR SECURED TERM LOANS - 22.63%
ART - 2.07%
Colette Capital LLC(b)(c)	12.50%	N/A	07/17/2026	2,800,000	2,811,603
Total Art					2,811,603

COMMERCIAL REAL ESTATE - 6.57%
Bridge - 3.83%
Harrison Yards Project(b)(c)(e)	6.47%	1M SOFR + 16.40% Cash, 2.68% PIK (0.25% Floor)	12/31/2026	4,000,000	5,204,713
Land - 0.89%
MCG NJ-PA-FL Land(b)(c)	12.50%	N/A	02/01/2027	1,193,753	1,213,821
Retail - 1.85%
Avatar Financial Group(b)(c)	10.50%	1M SOFR (4.81% Floor) + 5.69%	10/01/2026	2,500,000	2,514,845
Total Commercial Real Estate					8,933,379

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	7

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments (continued)
December 31, 2025

RESIDENTIAL REAL ESTATE - 3.45%
Multi-family - 3.45%
Invictus Real Estate Partners(b)(c)(e)	16.82%	1M SOFR(0.10% Floor) + 13.03%	05/30/2026	862,129	737,600
Merrick Parc(b)(c)	6.00%	1M SOFR + 0.67% , (6.00% Floor)	05/30/2026	2,606,083	2,945,839
Urban Standard Capital, LLC(b)(c)(e)	12.00%	PRIME + 5.25%	04/01/2026	543,130	1,013,420
Total Residential Real Estate					4,696,859

TRADE FINANCE - 10.54%
Coventry Life Insurance Portfolio(b)(c)(d)	12.75%	12.75%	06/28/2028	6,095,478	6,104,461
Coventry Life Insurance Portfolio II(b)(c)(d)(f)	12.25%	12.25%	09/30/2030	2,863,636	2,863,636
Sucden Clotilde(b)(c)	13.00%	13.00%	05/31/2028	4,455,000	4,527,811
Sucres et Desnrees(b)(c)	12.51%	3M SOFR + 8.50%	04/30/2026	830,047	830,047
Total Trade Finance					14,325,955

Total First-Lien Senior Secured Term Loans (Cost $28,942,657)					30,767,796

EQUITY - 17.28%
Aviation - 4.29%
Crestone Aircraft Leasing(b)(c)(f)	N/A	N/A	N/A	3,498,184	$ 2,882,339
Crestone Aircraft Leasing Portfolio II A(b)(c)(f)	N/A	N/A	N/A	2,943,414	2,943,414
Total Aviation					5,825,753

Consumer Loans - 12.99%
EH YS Purchaser I LLC(b)(c)(e)(g)	N/A	N/A	N/A	1,007,484	136,144
FlexPay - Upgrade Consumer Travel(b)(c)(g)	N/A	N/A	N/A	3,675,144	3,674,063
Octane Lending Inc.(b)(c)(g)	N/A	N/A	N/A	3,628,094	3,402,830
Octane Lending Inc. ll(b)(c)(g)	N/A	N/A	N/A	3,741,293	4,504,752
Octane Lending Inc. lll(b)(c)(g)	N/A	N/A	N/A	6,136,778	5,942,149
Total Consumer Loans					17,659,938

Total Equity (Cost $24,166,719)					23,485,691

INVESTMENTS IN INVESTEE FUNDS - 14.45%
Asset Management - 6.29%
Blue Owl Credit Income Corp.(c)	N/A	N/A	N/A	378,855	3,553,656
New Mountain Capital(c)	N/A	N/A	N/A	4,925,000	5,000,008
Total Asset Management					8,553,664

See Notes to Consolidated Financial Statements.

8	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments (continued)
December 31, 2025

Consumer Loans - 1.98%
Lending Point(c)(e)(g)	N/A	N/A	N/A	4,774,833	2,688,221
Total Consumer Loans					2,688,221

Legal - 6.18%
9RPJ1 Partners, LP(c)(e)(f)(g)	N/A	N/A	N/A	5,805,352	5,288,672
BWA20C TL1(c)(e)(g)	N/A	N/A	N/A	3,300,000	3,109,792
Total Legal					8,398,464

Total Investments in Investee Funds (Cost $16,383,275)					19,640,349

PREFERRED EQUITY - 8.19%
Aviation - 7.43%
YS AVN-AVT V LLC(b)(c)(g)(h)	N/A	N/A	N/A	11,542,862	10,108,930
Total Aviation					10,108,930

Residential Real Estate - 0.76%
Multi-family - 0.76%
YS PP REQ II P Southgate Apartments, LLC(b)(c)(e)(g)(i)	N/A	N/A	N/A	2,000,000	1,027,910
Total Residential Real Estate					1,027,910

Total Preferred Equity (Cost $13,542,862)					11,136,840

			7-Day Yield	Shares
SHORT-TERM INVESTMENTS - 4.55%(j)(k)
SDIT Government Fund, Class F (SEOXX)			3.57%	6,190,289	$6,190,289
Total Short-Term Investments (Cost $6,190,289)					6,190,289

Total Investments - 106.33% (Cost $143,022,258)					$144,557,388
Liabilities in Excess of Other Assets - (6.33)%					(8,608,049)
Net Assets - 100.00%					$135,949,339

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	9

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments (continued)
December 31, 2025

Investment Abbreviations:

PRIME - United States Prime Rate

TSFR3M - Chicago Mercantile Exchange 3 Month Secured Overnight Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M SOFR - 1 Month SOFR as of December 31, 2025 was 3.79%
3M SOFR - 3 Month SOFR as of December 31, 2025 was 4.01%
TSFR3M - TSFR3M as of December 31, 2025 was 3.65%
PRIME - US Prime Rate as of December 31, 2025 was 6.75%

(a)	Floating or variable rate investment. The rate in effect as of December 31, 2025 is based on the reference rate, as described above, plus the displayed spread as of the securities' last reset date. The interest rate shown is the rate in effect as of year-end and changes periodically.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (See Note 3).

(c)	Restricted Security; these securities may only be sold in transactions exempt from registration under the Securities Act of 1933.

(d)	Paid in kind security which may pay interest in additional par.

(e)	Non-income producing security.

(f)	These investments have a total unfunded commitment amount of $3,442,283 as of December 31, 2025 (See Note 12).

(g)	Affiliated Investment (See Note 5).

(h)	Investment held through wholly owned consolidated subsidiary YS-HP-S JV Corp.

(i)	Investment held through wholly owned consolidated subsidiary YS PP REQ II P LLC.

(j)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website.

(k)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2025.

See Notes to Consolidated Financial Statements.

10	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Consolidated Schedule of Investments (continued)
December 31, 2025

Below is a summary of the Fund's transactions with its affiliates during the year ended December 31, 2025:

Affiliated Investments

						Net
	Fair					Change in	Net	Fair
	Value at					Unrealized	Realized	Value at
	December			Return of		Appreciation	Gains	December	Dividend
Name of Issuer	31, 2024	Purchases	Sales	capital	Paydowns	(Depreciation)	(Losses)	31,2025	Income
YS PP REQ I
Hines Park, LLC	$2,599,257	$–	$(1,835,870)	$–	$–	$(599,257)	$(164,130)	$–	$–
YS PP REQ II P
Southgate Apartments, LLC	2,167,333	–	–	–	–	(1,139,423)	–	1,027,910	–
YS AVN-AVT V LLC	13,581,681	–	–	–	–	(3,472,751)	–	10,108,930	4,038,537
EH YS Purchaser I LLC	1,713,536	–	–	–	(1,042,061)	(535,331)	–	136,144	1,226
9RPJ1 Partners, LP	5,366,876	315,576	–	(455,613)	–	61,833	–	5,288,672	–
BWA20C TL1	3,416,969	–	–	(244,511)	–	(62,666)	–	3,109,792	–
Lending Point	2,936,045	–	–	–	–	(247,824)	–	2,688,221	–
Octane Lending Inc.	5,111,777	–	–	–	(1,679,808)	(29,139)	–	3,402,830	501,702
Octane Lending Inc. II	5,775,416	–	–	–	(1,942,525)	671,861	–	4,504,752	531,927
Octane Lending Inc. III	–	6,570,986	–	–	(367,691)	(261,146)	–	5,942,149	398,083
Quadrant Finance Partners	1,888,707	–	(382,148)	–	(1,597,500)	(59,045)	149,986	–	93,032
FlexPay – Upgrade
Consumer Travel	–	6,516,619	–	–	(2,841,475)	(1,081)	–	3,674,063	245,898

	$44,557,597	$13,403,181	$(2,218,018)	$(700,124)	$(9,471,060)	$(5,673,969)	$(14,144)	$39,883,463	$5,810,405

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	11

YieldStreet Alternative Income Fund Inc.	Consolidated Statement of Assets and Liabilities
December 31, 2025

ASSETS:
Investments, at value - non-affiliated (Cost $103,227,672)	$104,673,925
Investments, at value - affiliated (Cost $39,794,586)	39,883,463
Cash	1,831,171
Interest receivable	2,011,399
Receivable for fund shares sold	6,700
Other assets	153,535
Total Assets	148,560,193

LIABILITIES:
Leverage facility	10,000,000
Accrued professional fees	394,053
Current tax payable	369,209
Accrued investment advisory fees payable (Note 5)	241,023
Accrued administration fees (Note 5)	73,051
Contributions received in advance	54,800
Interest due on leverage facility	54,594
Accrued transfer agent fees	27,896
Accrued custodian fees	15,232
Deferred tax liabilities, net	780,063
Other payables and accrued expenses	600,933
Total Liabilities	12,610,854
Net Assets	$135,949,339

COMPOSITION OF NET ASSETS:
Paid-in capital	$138,323,967
Total distributable earnings/(accumulated loss)	(2,374,628)
Net Assets	$135,949,339

Common shares of beneficial interest outstanding, at $0.001 par value	15,063,487
Net Asset Value per Common Share	$9.03

See Notes to Consolidated Financial Statements.

12	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Consolidated Statement of Operations
For the Year Ended December 31, 2025

INVESTMENT INCOME:
Non-affiliated investments:
Interest	$7,815,960
Dividends	694,642
Other income (Note 2)	13,372
Affiliated Investments:
Dividends	5,810,405
Total Investment Income	14,334,379

EXPENSES:
Professional fees	1,602,522
Investment advisory fees (Note 5)	1,206,262
Interest expense	923,843
Fund administration fees (Note 5)	732,328
Current tax expense	607,529
Directors' fees and expenses (Note 4)	180,160
Insurance expense	72,505
Offering costs	28,421
Fees recouped by the Administrator (Note 5)	92,916
Other expenses	52,011
Total Expenses Before Waivers and/or Reimbursements	5,498,497
Fees Waived or Reimbursed by the Administrator	(147,263)
Net Expenses	5,351,234
Net Investment Income, net of taxes from consolidated subsidiaries	8,983,145

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Non - affiliated investments	280,249
Affiliated investments	(14,144)
Net realized gain/(loss):	266,105
Net change in unrealized appreciation/(depreciation) on:
Non - affiliated investments	(478,940)
Affiliated investments	(5,673,969)
Deferred tax liabilities, net	1,036,513
Net change in unrealized appreciation/(depreciation), net of taxes	(5,116,396)
Net Realized and Unrealized Loss on Investments	(4,850,291)
Net Increase in Net Assets from Operations	$4,132,854

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	13

YieldStreet Alternative Income Fund Inc.	Consolidated Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
OPERATIONS:
Net investment income	$8,983,145	$7,250,447
Net realized gain/(loss)	266,105	37,701
Net change in unrealized appreciation/(depreciation)	(5,116,396)	4,387,514
Net Increase in Net Assets from Operations	4,132,854	11,675,662

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,154,188)	(7,705,508)
From tax return of capital	(1,773,453)	(1,570,908)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(8,927,641)	(9,276,416)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	15,588,100	21,519,684
Net asset value of common shares issued to shareholders from reinvestment of dividends	5,918,531	6,240,874
Cost of shares redeemed from common shares	(16,905,039)	(19,140,128)
Net Increase from Capital Share Transactions	4,601,592	8,620,430
Net Increase/(Decrease) in Net Assets	(193,195)	11,019,676

NET ASSETS:
Beginning of year	$136,142,534	$125,122,858
End of year	$135,949,339	$136,142,534

See Notes to Consolidated Financial Statements.

14	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Consolidated Statement of Cash Flows
For the Year Ended December 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$4,132,854
Adjustments to reconcile net increase in net assets from operations to net cash (used in)/provided by operating activities:
Purchases of investment securities	(86,146,316)
Proceeds from disposition of investment securities	65,020,219
Net (discounts accreted)/premiums amortized	(2,846)
Net realized (gain)/loss on:
Non-affiliated Investments	(280,249)
Affiliated Investments	14,144
Net change in unrealized (appreciation)/depreciation on:
Non-affiliated Investments	478,940
Affiliated Investments	5,673,969
Net sales of short-term investment securities	16,344,926
(Increase)/Decrease in assets:
Interest receivable	(747,634)
Deferred offering costs, net	36,409
Prepaid expenses and other assets	219,511
Increase/(Decrease) in liabilities:
Current tax payable	369,209
Accrued professional fees	165,531
Accrued custodian fees	15,232
Accrued administration fees	636
Accrued transfer agent fees	(676)
Interest due on leverage facility	(8,586)
Accrued investment advisory fees	(24,549)
Deferred tax liabilities	(1,021,017)
Other payables and accrued expenses	213,372
Net Cash (Used in)/Provided by Operating Activities	4,453,079

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing of leverage facility	10,000,000
Payments on leverage facility	(10,000,000)
Proceeds from shares sold - common shares	15,375,900
Cost of shares redeemed - common shares	(16,905,039)
Distributions paid - common shareholders	(3,009,110)
Net Cash (Used in)/Provided by Financing Activities	(4,538,249)

See Notes to Consolidated Financial Statements.

Annual Report | December 31, 2025	15

YieldStreet Alternative Income Fund Inc.	Consolidated Statement of Cash Flows (continued)
For the Year Ended December 31, 2025

Net Decrease in Cash	(85,170)
Cash, beginning balance	1,916,341
Cash, ending balance	$1,831,171

Non-cash activity:
Reinvestment of distributions	$5,918,531
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest on leverage facility:	$932,429

RECONCILIATION OF UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,916,341

RECONCILIATION OF UNRESTRICTED CASH AT THE END OF YEAR TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
Cash	$1,831,171
Cash, ending balance	$1,831,171

See Notes to Consolidated Financial Statements.

16	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

NOTE 1. ORGANIZATION

YieldStreet Alternative Income Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

Willow Asset Management, LLC, formerly known as YieldStreet Management, LLC (the ‘‘Adviser”), serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). Prytania Investment Advisors LLP ("Prytania") serves as an investment sub-adviser for the Fund pursuant to an Investment Subadvisory Agreement (the "Subadvisory Agreement"). Prytania is a United Kingdom limited liability partnership that is registered as an investment adviser with the SEC pursuant to the Advisers Act.

The Adviser also serves as the Fund’s administrator (the “Administrator”), and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf. ALPS Fund Services, Inc., together with certain affiliated entities (collectively, “AFS”), has been retained to serve as the Fund's sub-administrator (in such capacity, the “Sub-Administrator”) and to provide the Fund with certain administrative services on behalf of the Administrator.

On December 21, 2021 the Board of Directors approved to continue to operate as an evergreen fund with no termination date and, accordingly, the Fund does not intend to cease investment operations nor seek to liquidate the investment portfolio as of any specified date.

The Fund has established wholly-owned subsidiaries, YP-HP-S JV Corp., YS PP REQ II P LLC Southgate Apartments and YS PP REQ I LLC Hines Park (the "Subsidiaries") which serve to hold equity or equity-like investments in partnerships. All intercompany balances are eliminated in consolidation. The Fund consolidates its Subsidiaries for accounting purposes but the Subsidiaries are not consolidated for U.S. federal income tax purposes and may incur U.S. federal income tax expense as a result.

Annual Report | December 31, 2025	17

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification ("ASC") Topic 946 Financial Services – Investment Companies. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (U.S. GAAP).

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and any other parameters used in determining these estimates could cause actual results to differ materially.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined quarterly, monthly, or daily within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

18	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Quoted prices are available in active markets for identical investments as of the reporting date.

Level 2 –	Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments that would generally be included in this category include publicly traded securities with restrictions on disposition, and certain convertible securities; and

Level 3 –	Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment. Fair value for these investments is determined using valuation methodologies that consider a range of factors, including but not limited to, the price at which the investment was acquired, the nature of the investment, local market conditions, valuations for comparable companies, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. The inputs into the determination of fair value require significant judgment. Due to the inherent uncertainty of these estimates, these values may differ materially from the values that would have been used had a ready market for these investments existed. Investments that are included in this category generally are privately held debt, equity, and certain convertible securities.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2025 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: The Board of Directors has approved valuation policies and procedures that provide a framework for determining the fair value of Investments in compliance with U.S. GAAP, the 1940 Act and the rules thereunder. The Board of Directors has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to Investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures approved by the Board of Directors. The Adviser provides the Board of Directors with periodic reports on a quarterly basis or, more frequently if necessary, describing the valuation process applicable to that period. The Board of Directors ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through its oversight of the valuation designee in accordance with Rule 2a-5.

Annual Report | December 31, 2025	19

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of period end are reflected as liabilities and assets, respectively, in the Consolidated Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Consolidated Statement of Operations are recorded on a trade date basis. Cost is determined by the specific identification method. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid.

Expense Recognition: Expenses include investment advisory fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Loan origination fees, original issue discount (“OID”), and market discounts are capitalized and accreted into interest income over the respective terms of the applicable loans using the effective interest method or straight-line, as applicable. Upon the prepayment of a loan, prepayment premiums, any unamortized loan origination fees, OID, or market discounts are recorded as interest income. In addition, exit fees and prepayment fees are also included in other income and are recorded when earned.

20	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Distributions: Distributions to common shareholders, which are determined in accordance with the Plan of Distribution set forth in the Fund’s prospectus and with federal income tax regulations, are recorded on the ex-dividend date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment, among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of December 31, 2025, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2022 remain subject to examination by the Internal Revenue Service.

Segment Evaluation: The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Financial Officer (CFO) and Treasurer, who reviews consolidated results presented within the Fund’s consolidated financial statements when making decisions about allocating resources and assessing performance of the Fund. The CODM determined that the Fund has only one operating segment as defined by ASU 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Annual Report | December 31, 2025	21

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

NOTE 3. INVESTMENTS

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of December 31, 2025 according to the fair value hierarchy:

		Level 2 -	Level 3 -
		Significant	Significant
	Level 1 -	Observable	Unobservable
Investments at Value	Quoted Prices	Inputs	Inputs	Total
Commercial Mortgage Backed Securities	$–	$725,630	$4,973,920	$5,699,550
Collateralized Loan Obligations	–	47,636,873	–	47,636,873
First-Lien Senior Secured Term Loans	–	–	30,767,796	30,767,796
Equity	–	–	23,485,691	23,485,691
Preferred Equity	–	–	11,136,840	11,136,840
Short-Term Investments	6,190,289	–	–	6,190,289
Total	$6,190,289	$48,362,503	$70,364,247	$124,917,039
Investments measured at net asset value(a)				$19,640,349
Total Investments at Fair Value(b)				$144,557,388

(a)	Investments valued using NAV as the practical expedient, an indicator of fair value.
(b)	For detailed descriptions, see the accompanying Consolidated Schedule of Investments.

22	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	Commercial
	Mortgage	First Lien
	Backed	Senior Secured		Preferred
	Securities	Term Loans	Equity	Equity	Total
Balance as of December 31, 2024	$5,002,570	$38,520,571	$12,600,729	$20,236,978	$76,360,848
Accrued (discount)/ premium	–	(15,314)	–	–	(15,314)
Return of Capital	–	–	(531,000)	–	(531,000)
Net Realized Gain/(Loss)	–	71,006	(4,318)	(14,144)	52,544
Net Change in Unrealized Appreciation/(Depreciation)	(28,650)	68,895	(239,681)	(5,270,476)	(5,469,912)
Purchases	–	16,674,018	19,529,203	–	36,203,221
Sales Proceeds	–	(24,551,380)	(7,869,242)	(3,815,518)	(36,236,140)
Transfer into Level 3	–	–	–	–	–
Transfer out of Level 3	–	–	–	–	–
Balance as of December 31, 2025	$4,973,920	$30,767,796	$23,485,691	$11,136,840	70,364,247
Net change in unrealized appreciation/(depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments held at December 31, 2025	$(28,650)	$84,216	$(239,681)	$(4,612,174)	(4,796,290)

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2025. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

		Valuation
		Techniques/			Weighted
Asset Category	Fair Value	Methodologies	Unobservable Input	Range	Average(1)
Commercial Mortgage Backed Securities	$4,973,920	Broker Quotes	Broker Quotes	99.39% - 99.61%	99.48%
First-Lien Senior Secured Term Loans	27,904,160	Income Approach	Yield Rate Analysis	9.37% - 22.35%	14.61%
	2,863,636	Recent Transaction	Recent Transaction	N/A	N/A
Equity	17,659,938	Income Approach	Yield Rate Analysis	9.19% - 24.14%	17.53%
	5,825,753	Recent Transaction	Recent Transaction	N/A	N/A
Preferred Equity	11,136,840	Income Approach	Yield Rate Analysis	8.75% - 12.23%	11.91%
Grand Total	$70,364,247

(1)	The weighted average is calculated by multiplying the unobservable input by the weight of each investment over the sum of the fair value of the underlying investments.

The yield analysis technique is an analysis whereby expected cash flows of the loan are discounted to determine a present value using internal rate of return. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement.

Annual Report | December 31, 2025	23

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

The estimated recovery rate (“ERR”) is the rate the Fund is expected to recover of the investment at the conclusion of the recovery management process. This rate is based on an asset specific valuation framework that can utilize fair value of collateral, comparable transactions, discount cash flow analysis, and/or contingency based events.

The Net Asset Value (“NAV”) is determined using the reported net asset value per share of the investee fund, or its equivalent (“NAV”), as a practical expedient for fair value if the reported NAV of the investee fund is calculated in a manner consistent with the measurement principles applied to investment companies. In order to use the practical expedient, the Adviser has internal processes to independently evaluate the fair value measurement process utilized by the underlying investee fund to calculate the investee fund's NAV. Such internal processes include the evaluation of the investee fund’s policies and related internal controls in place to estimate the fair value of its underlying investments that are included in the NAV calculation, performing ongoing operational due diligence, review of the investee fund’s audited financial statements and ongoing monitoring of other relevant qualitative and quantitative factors. If the Adviser determines, based on its own due diligence and investment monitoring procedures, that the reporting NAV of an investee fund does not represent fair value, the Adviser shall estimate the fair value in good faith and as determined under U.S. GAAP and approved policies and procedures.

Bonds, collateralized loan obligations, and other quoted investments that are not exchange-traded or traded on an OTC marketplace are generally valued based on the last reliable “bid” quotation available as of the measurement date. The Fund regularly reviews bond prices on its service provider, ICE, for these quotes.

For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Adviser's Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Adviser's Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Adviser's Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the year ended December 31, 2025, were as follows:

Cost of Investments Purchased	$86,146,316
Proceeds from Investments Sold	$65,020,219

Restricted Securities: As of December 31, 2025, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

24	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Restricted securities as of December 31, 2025, were as follows:

	% of Net	Acquisition
Name of Issuer	Assets	Date	Shares/Par	Cost	Fair Value
9RPJ1 Partners, LP	3.89%	1/8/2021	5,805,352	$3,192,140	$5,288,672
A10 Single Asset Commercial Mortgage 2023-GTWY F	1.47%	2/10/2023	2,000,000	2,000,000	1,992,280
A10 Single Asset Commercial Mortgage 2023-GTWY G	2.19%	2/10/2023	3,000,000	3,000,000	2,981,640
ACHD Trust 2025-DS1, Series 2025-DS1	0.74%	12/8/2025	1,000,000	999,999	1,001,272
Apidos CLO Xxv, Series 2024- 25A	1.09%	2/5/2025	1,500,000	1,520,599	1,483,842
Aqua Finance Issuer Trust 2025-A, Series 2025-A	0.71%	4/24/2025	936,692	927,177	965,140
Ares LXV CLO, Ltd., Series 2025-65A	0.73%	5/8/2024	1,000,000	1,000,000	997,381
Avatar Financial Group	1.85%	11/14/2024	2,500,000	2,501,133	2,514,845
Blue Owl Credit Income Corp.	2.61%	1/18/2024	378,855	3,440,000	3,553,656
BWA20C TL1	2.29%	6/17/2020	3,300,000	1,877,012	3,109,792
Colette Capital LLC	2.07%	7/21/2023	2,800,000	2,800,000	2,811,603
Coventry Life Insurance Portfolio	4.49%	2/14/2025	6,095,478	6,150,841	6,104,461
Coventry Life Insurance Portfolio II	2.11%	9/15/2025	2,863,636	2,863,636	2,863,636
Crestone Aircraft Leasing	2.12%	8/1/2025	3,498,184	2,967,184	2,882,339
Crestone Aircraft Leasing Portfolio II A	2.17%	11/26/2025	2,943,414	2,943,414	2,943,414
Dryden 65 CLO, Ltd., Series 2018-65A	1.10%	5/15/2024	1,500,000	1,497,068	1,499,123
EH YS Purchaser I LLC	0.10%	12/8/2022	1,007,484	1,007,484	136,144
FlexPay - Upgrade Consumer Travel	2.70%	4/15/2025	3,675,145	3,675,145	3,674,063
Galaxy XXII CLO, Ltd., Series 2024-22A	1.47%	9/17/2024	2,000,000	2,000,000	2,000,340
Greystone CRE Notes 2025-FL4 LLC, Series 2025-FL4	1.48%	5/8/2025	2,000,000	2,000,000	2,006,414
Harrison Yards Project	3.83%	8/22/2023	4,000,000	4,140,063	5,204,713
Invictus Real Estate Partners	0.54%	3/29/2022	862,129	862,129	737,600
IP 2025-IP Mortgage Trust, Series 2025-IP	0.53%	5/29/2025	710,000	710,000	725,630

Annual Report | December 31, 2025	25

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

KKR CLO 37, Ltd., Series 2025- 37A	1.44%	9/26/2025	2,000,000	1,970,350	1,955,238
KKR CLO 41, Ltd., Series 2022- 41A	1.77%	5/1/2025	2,500,000	2,436,315	2,410,618
Lending Point	1.98%	9/22/2023	4,774,833	2,926,451	2,688,221
Madison Park Funding L, Ltd., Series 2021-50A	1.84%	10/2/2024	2,500,000	2,503,870	2,495,423
Madison Park Funding LII, Ltd., Series 2025-52A	2.20%	3/22/2024	3,000,000	3,000,000	2,987,915
Madison Park Funding LVII, Ltd., Series 2024-57A	1.46%	11/14/2025	2,000,000	1,989,057	1,982,514
Mariner Finance Issuance Trust 2025-A, Series 2025-AA	0.75%	5/21/2025	1,000,000	999,994	1,024,595
MCF CLO VIII, Ltd., Series 2024- 1A	1.47%	1/9/2025	2,000,000	2,056,839	2,002,366
MCG NJ-PA-FL Land	0.89%	1/9/2025	1,193,753	1,178,534	1,213,821
Merrick Parc	2.17%	1/31/2024	2,606,083	2,606,083	2,945,839
Monroe Capital MML CLO XV LLC, Series 2025-1A	0.81%	10/10/2025	1,100,000	1,100,000	1,100,000
New Mountain Capital	3.68%	10/24/2024	4,925,000	4,947,672	5,000,008
Octane Lending Inc.	2.50%	12/22/2023	3,628,094	3,628,904	3,402,830
Octane Lending Inc. ll	3.32%	4/17/2024	3,741,293	3,741,293	4,504,752
Octane Lending Inc. lll	4.37%	4/30/2025	6,136,778	6,203,295	5,942,149
Oxford Finance Credit Fund III 2025-A LP, Series 2025-A	0.37%	5/7/2025	500,000	500,000	509,392
Pagaya Ai Debt Trust 2025-R1, Series 2025-R1	0.45%	5/2/2025	612,039	612,039	615,529
RFS Asset Securitization V LLC, Series 2025-1	0.67%	5/22/2025	900,000	899,979	909,159
RFS Asset Securitization V LLC, Series 2025-1	0.93%	5/22/2025	1,250,000	1,249,977	1,263,254
Rockford Tower CLO 2021-1, Ltd., Series 2021-1A	0.73%	1/21/2025	1,000,000	1,006,763	986,119
Rockford Tower CLO 2021-2, Ltd., Series 2025-2A	3.29%	8/28/2025	4,500,000	4,500,000	4,478,440
RR 14, Ltd., Series 2021-14A	0.72%	2/5/2025	1,000,000	1,004,118	979,356
RR 17, Ltd., Series 2025-17A	2.19%	8/28/2025	3,000,000	3,000,000	2,972,622
Sucden Clotidle	3.33%	7/11/2025	4,455,000	4,455,000	4,527,811
Sucres et Desnrees	0.61%	7/3/2024	830,047	830,565	830,047
Urban Standard Capital, LLC	0.74%	7/16/2024	543,130	554,673	1,013,420

26	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Venture 38 CLO, Ltd., Series 2025-38A	0.72%	2/21/2025	1,000,000	1,000,000	983,263
Venture 41 CLO, Ltd., Series 2025-41A	1.10%	9/10/2025	1,500,000	1,500,000	1,493,112
Venture 43 CLO, Ltd., Series 2021-43A	1.10%	4/11/2024	2,000,000	1,855,970	1,496,082
Venture XXVIII CLO, Ltd., Series 2017-28A	1.47%	3/22/2024	2,000,000	1,956,567	2,000,362
Verdant Receivables 2025-1 LLC, Series 2025-1A	0.75%	5/21/2025	1,000,000	999,776	1,015,102
Vital Care Issuer LLC, Series 2025-1A	1.49%	12/11/2025	2,000,000	2,000,000	2,022,900
YS AVN-AVT V LLC	7.43%	10/27/2022	11,542,862	11,542,862	10,108,930
YS PP REQ II P Southgate Apartments, LLC	0.76%	2/2/2021	2,000,000	2,000,000	1,027,910
Total	101.78%			$136,831,969	$138,367,099

The following table summarizes investments in investee funds, by investment strategy, the unfunded commitment of each strategy (if applicable), and the amount of the investment in investee fund that cannot be redeemed as of year end because of redemption restrictions put in place by the investee funds.

		Non-Redeemable Investments
			Redemption
			Restriction
Investments in Investee	Unfunded		Commencement
Funds by Strategy	Commitments	Amount	Date(A)	Total
Asset Management	$–	$8,553,664	Various	$8,553,664
Consumer Loans	–	2,688,221	Various	2,688,221
Legal	1,194,648	8,398,464	Various	8,398,464
Total	$1,194,648	$19,640,349		$19,640,349

(A)  Investments in investee funds cannot be redeemed until their respective liquidation date.

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of- pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the year ended December 31, 2025, $170,000 was paid to the Independent Directors of the Fund, which is included within the Consolidated Statement of Operations. The Independent Directors were also reimbursed for board meeting travel expenses totaling $10,160.

Annual Report | December 31, 2025	27

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

NOTE 5. RELATED PARTY TRANSACTIONS

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Fund incurred expenses in the amount of $1,206,262 for investment advisory fees in the Consolidated Statement of Operations during the year ended December 31, 2025.

Pursuant to the Sub-Advisory Agreement, the Adviser has agreed to pay Prytania a sub-advisory fee for investment advisory and management services (the “Sub-Advisory Management Fee”). The Sub-Advisory Management Fee is paid directly by the Adviser out of its Adviser Management Fee.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate.

The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on behalf of the Administrator. AFS has been retained to serve as our Sub-Administrator and to provide us with certain administrative services on behalf of the Administrator. For their services as Sub-Administrator, the Fund pays a registered fund services fee to AFS which is calculated as the greater of a minimum fee or fees based on the annual net assets of the Company (with such minimum fees subject to an annual cost of living adjustment), plus out of pocket expenses. AFS (including through its affiliate SS&C Global Investor & Distribution Solutions, Inc.) has also been retained to provide certain transfer agency and other services to the Company and its wholly-owned subsidiaries, for which it receives separate compensation from the Company and/or its subsidiaries.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Administrator (or the Adviser, if not the Administrator), including the cost of any sub-administrator. Effective July 1, 2024, for providing these facilities and services the Fund has agreed to pay to the Administrator a fee equal to 0.0375% of the Fund’s net assets attributable to common shares, determined as of the end of each calendar quarter (0.15% annualized); provided, that the aggregate amount of such fee plus the amount of the registered fund services fee paid by the Fund to AFS as the sub-administrator (which for the avoidance of doubt does not include any other fees, costs or expenses payable by the Fund or any subsidiary thereof to AFS for other services) shall on an annual basis be no more than 0.35% of the Fund’s average net assets attributable to common shares. In addition, we will reimburse the Administrator (or such affiliate) for any fees, costs or expenses that are paid by the Administrator (or an affiliate thereof) on our behalf.

28	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Pursuant to the Administration Agreement, effective July 1, 2024 the Administrator has agreed to waive the fees, costs and expenses payable to it by the Fund pursuant to the Administration Agreement and to pay or absorb expenses of the Fund so that its total annual expenses (excluding (i) interest payable on debt, (ii) federal, state, local and foreign taxes, (iii) acquired fund fees and expenses, (iv) extraordinary expenses, (v) management fees payable pursuant to the Investment Advisory Agreement, (vi) the administrative fee payable pursuant to the Administration Agreement and (vii) the registered fund services fee payable to AFS) will not exceed 1.50% of the average net assets attributable to our common shares on an annual basis (the “Expense Limitation”). With respect to any amounts waived or absorbed by the Administrator pursuant to the Expense Limitation, the Administrator is entitled to recoup such amounts for a period of up to three years from the date that such fees were waived or such costs or expenses were absorbed, provided that the Adviser is able to effect such recoupment without causing our total annual expenses (after recoupment) to exceed the lesser of (a) the expense limitation in effect at the time of the waiver, and (b) any expense limitation in effect at the time of the recoupment.

Prior to July 1, 2024, under the Administration Agreement, in lieu of the administrative fee and expense limitation described above, the Fund agreed to reimburse the Administrator for the fees, costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities to the Fund; provided, that the aggregate amount of fees, costs and expenses, including organizational and offering expenses, allowed to be reimbursed by the Fund to the Administrator were limited to no more than 0.125% (0.50% annualized) of the Fund’s net assets (excluding cash and cash equivalents), as determined at the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Administrator, any amounts not reimbursed with respect to a given calendar quarter remained subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter (the “Prior Expense Arrangement”).

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses, tax expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the terms of the Prior Expense Arrangement, the Administrator paid and/or reimbursed Fund expenses totaling $147,263 during the year ended December 31, 2025, of which $147,263 is subject to recoupment by the Adviser through 2028. Since inception, the Adviser reimbursed fund expenses exceeding the Expense Limitation totaling $11,039,147 of which $3,374,322 is subject to recoupment by the Adviser. The Adviser recouped $92,916 of previously waived expenses in the current fiscal period.

Annual Report | December 31, 2025	29

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

As of December 31, 2025, the following amounts may be subject to recoupment by the Administrator based upon their potential expiration dates:

2026	2,066,470
2027	1,160,589
2028	147,263

Affiliated Investments: As defined in the 1940 Act, affiliated investments are due to holding the power to vote or owning 5% or more of the outstanding voting securities of the investment but not controlling the company. As of December 31, 2025, the Fund held greater than 5% of the following:

	Percentage of
Investments	Ownership	Fair Value
9RPJ1 Partners, LP	18.84%	$5,288,672
BWA20C TL1	15.71%	3,109,792
EH YS Purchaser I LLC	33.35%	136,144
Flexpay – Upgrade Consumer Travel	21.37%	3,674,063
Lending Point	11.36%	2,688,221
Octane Lending Inc.	25.20%	3,402,830
Octane Lending Inc. II	25.20%	4,504,752
Octane Lending Inc. III	26.00%	5,942,149
YS AVN-AVT V LLC	95.00%	10,108,930
YS PP REQ II P Southgate Apartments, LLC	13.30%	1,027,910
Total Fair Value		$39,883,463

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,380,000 in gross proceeds. Investors can generally subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetalternativeincomefund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

30	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Transactions in shares of common stock were as follows during the years ended December 31, 2025 and December 31, 2024:

	For the	For the
	Year Ended	Year Ended
	December 31, 2025	December 31, 2024
Common Shares outstanding - beginning of year	14,557,709	13,624,788
Common Shares issued in connection with the at-the-market offering	1,679,796	2,322,619
Common Shares issued as reinvestment dividends	644,484	685,100
Less Shares Redeemed	(1,818,502)	(2,074,798)
Common Shares outstanding - end of year	15,063,487	14,557,709

NOTE 7. REPURCHASE PROGRAM

The Fund intends to offer to repurchase shares on a quarterly basis on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. While it is expected that the Adviser will recommend to the Board, subject to the Board’s discretion, that the Fund conduct repurchases as of the end of each calendar quarter, the Adviser may not recommend a repurchase offer for any quarter in which the Adviser believes it would be detrimental to the Fund for liquidity or other reasons. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased pursuant to its repurchase program in any calendar year to 20% of the number of shares outstanding, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the limitations noted below. To the extent the Fund’s Board of Directors determines that it is appropriate to do so, the Fund may reduce the repurchase price in any quarter by up to 2% in order to offset the expenses it expects to incur in connection with conducting such repurchase offer. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. A certain amount of cash may be reserved for upcoming investments. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock as of the close of business on the date each share repurchase offer expires.

Notwithstanding the foregoing, the Board of Directors, in their discretion, may direct the Fund to undertake one or more tender offers outside of the Fund's share repurchase program (referred to as "special tender offers"). The timing and terms and conditions of any such special tender offers will be determined by the Board of Directors, and there is no guarantee that the Fund will engage in any special tender offers. The Fund would generally expect to conduct only one tender offer in any given calendar quarter, and may refrain from conducting one under the Fund's share repurchase program to the extent the Board of Directors elects to conduct a special tender offer in any particular calendar quarter.

Annual Report | December 31, 2025	31

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

During the year ended December 31, 2025, the Fund repurchased $16,905,039 of securities through the completion of four tender offers that provided shareholders liquidity and distribution of a portion of their principal.

Subsequent to December 31, 2025, the Fund’s Board of Directors approved a discretionary tender offer to purchase up to 454,303 of its issued and outstanding common stock at a price equal to its net asset value at the close of business on March 20, 2026. The tender offer commenced on February 19, 2026 and is scheduled to expire on March 20, 2026 unless extended.

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the year ended December 31, 2025 and the year ended December 31, 2024. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

			Dividend Amount
Ex Date	Record Date	Payable Date	per Share	Total Distribution
02/14/2025	02/13/2025	02/21/2025	$0.15	$2,234,952
06/13/2025	06/12/2025	06/20/2025	$0.15	$2,218,089
09/17/2025	09/16/2025	09/23/2025	$0.15	$2,245,685
12/12/2025	12/11/2025	12/19/2025	$0.15	$2,228,915
				$8,927,641

			Dividend Amount
Ex Date	Record Date	Payable Date	per Share	Total Distribution
03/13/2024	03/12/2024	03/28/2024	$0.20	$2,860,609
06/14/2024	06/13/2024	06/21/2024	$0.16	$2,213,713
09/13/2024	09/12/2024	09/20/2024	$0.15	$2,067,068
12/13/2024	12/12/2024	12/20/2024	$0.15	$2,135,026
				$9,276,416

Distributions to common shareholders are recorded on the ex-dividend date. The table above includes distributions with record dates during the year ended December 31, 2025 and the year ended December 31, 2024 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. BANK LINE OF CREDIT

The Fund entered into a Loan Guarantee and Security Agreement (“Line of Credit Agreement”) with Esquire Bank, National Association (“Bank”) to secure a revolving line of credit. Borrowings under the Line of Credit Agreement bear interest at the one month SOFR plus 200 basis points with a floor of 6.50%. For the year ended December 31, 2025, the Fund used the facility. The average amount of borrowings outstanding during the period was approximately $14,137,000. The average interest rate paid on these borrowings was 6.5%. Under the Line of Credit Agreement, the Fund is required to maintain a bank asset coverage ratio equal to or greater than 300%. The bank asset coverage ratio is defined as (1) the sum of (x) the value of all portfolio investments and (y) the total amount of cash on deposit excluding the direct proceeds of any advances under the revolving bank line of credit, divided by (2) the total credit extensions under the line of credit. Pursuant to the Line of Credit Agreement, as of December 31, 2025, the Fund was in compliance with the Bank Asset Coverage Ratio.

32	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 200% after deducting the amount of such distribution or purchase price, as applicable. As of December 31, 2025, the Fund was in compliance with the asset coverage ratio requirements provided in the 1940 Act.

In February 2026, the Fund repaid in full the outstanding balance under the Line of Credit Agreement.

NOTE 10. INCOME TAXES

The Fund’s policy is to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized (after reduction for capital loss carryforwards) gains to shareholders.

The Subsidiaries elected to be treated as C-Corporations for federal and state income tax purposes. State tax returns are filed in various states in which an economic presence exists. Current state taxes consist of income taxes, franchise taxes, business taxes, excise taxes or gross receipts taxes, depending on the state in which the returns are filed. Income taxes are charged based on apportioned income for each state.

In accordance with ASC 740, the Subsidiaries may recognize deferred income taxes for differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Deferred tax assets are reduced by a valuation allowance when is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and the rates on the date of enactment.

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

Annual Report | December 31, 2025	33

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

The tax character of the distributions paid by the Fund during the year ended December 31, 2025, was as follows:

2025
Distributions Paid From:
Ordinary income	$7,154,188
Return of capital	1,773,453
Total	$8,927,641

The tax character of the distributions paid by the Fund during the year ended December 31, 2024, was as follows:

2024
Distributions Paid From:
Ordinary income	$7,705,508
Return of capital	1,570,908
Total	$9,276,416

For the year ending December 31, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from the Fund's limited partner interests in investments in preferred equity which are presented on the Consolidated Schedule of Investments.

Paid-in capital	Distributable Earnings
$1,857,512	$(1,857,512)

As of December 31, 2025, the components of distributable earnings/(accumulated loss) on a tax basis were as follows:

Accumulated capital losses	$(3,582,448)
Unrealized appreciation	1,207,820
Total	$(2,374,628)

34	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short Term	Long Term
	$18,116	$3,564,332

Capital loss carryovers used during the period ended December 31, 2025 were $977,384.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2025, were as follows:

Cost of investments for income tax purposes	$143,138,168
Gross appreciation (excess of value over tax cost)	$8,998,013
Gross depreciation (excess of tax cost over value)	(7,790,193)
Net unrealized appreciation	$1,207,820

The differences between book-basis and tax-basis are primarily due to the Fund’s investments in partnerships and defaulted securities.

Deferred income tax assets and liabilities related to temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities and net operating loss carryforwards include the following as of December 31, 2025:

December 31, 2025
Deferred Tax Assets
Net Operating Losses	$3,615,917
Deferred Tax Liabilities
Investments	(4,395,980)
Net Deferred Tax Asset/(Liabilities)	$(780,063)

The income tax expense (benefit) for the year ended December 31, 2025, consists of the following:

December 31, 2025
Current Expense
Federal	$476,572
State	130,957
607,529
Deferred (Benefit)/Expense
Federal	(772,271)
State	(264,242)
(1,036,513)
Total Income Tax Benefit	$(428,984)

Annual Report | December 31, 2025	35

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

For the year ended December 31, 2025, the provision for (benefit from) income taxes differed from the statutory tax rate (21%) primarily due to adjustments to the Fund’s investments in partnerships and state income taxes.

The following table reconciles the statutory U.S. federal income tax rate to the effective tax rate for the year ended December 31, 2025.

End of Year	Amount	Percentage
Federal statutory rate	777,813	21.00%
Income not subject to tax	(1,122,372)	-30.30%
State and local taxes, net of federal taxes(1)	(41,791)	-1.13%
Other	(42,633)	-1.15%
Total	(428,984)	-11.58%

(1)	State taxes in California, Florida, and Michigan make up greater than 50% of the total tax effect in this category for 2025.

The following table presents net income tax payments for the year ended December 31, 2025:

December 31, 2025
U.S. federal	$79,666
California	21,000
Total income tax payments, net	$100,666

As of December 31, 2025, the Company has generated federal net operating loss (“NOL”) carryforwards of approximately $15,503,258. Yearly utilization of the NOL carryforwards have certain tax limitations and do not expire. In addition, the Company has approximately $8,151,708 of state NOL carryovers.

NOTE 11. RISK FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

36	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Concentration Risk: To the extent that the Fund portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

Annual Report | December 31, 2025	37

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Investment Strategy and Asset Class Risks: The Fund pursues an opportunistic investment strategy that may include exposure to a wide range of asset classes, including but not limited to real estate equity, real estate debt, private credit, and litigation finance. Each of these asset classes is subject to significant risks that may differ materially from those associated with traditional securities investments. Such risks may include illiquidity, valuation uncertainty, market volatility, sensitivity to interest rates and credit conditions, counterparty risk, and heightened regulatory, legal, or operational risks. In addition, these investments may be concentrated, highly speculative, and dependent on factors outside the Fund's control, such as macroeconomic trends, judicial outcomes, and the availability of financing. There can be no assurance that any of these investments will perform as expected, that the Fund will be able to realize valuations at targeted levels, or that investors will not lose some or all of their invested capital.

Liquidity Risk: The Fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the Fund may have to sell them at a loss.

Market Risk: Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters and epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Money Market Fund Risk: The Fund may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Prepayment and Extension Risk: Certain fixed-income securities are subject to the risk that the securities may be paid off earlier or later than expected, especially during periods of falling or rising interest rates, respectively. Prepayments of obligations could cause the Fund to forgo future interest income on the portion of the security's principal repaid early and force the Fund to reinvest that money at the lower prevailing interest rates. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

38	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Reliance on Third-Parties and FDIC-Insured Banks to Process Transactions. The Fund relies on third-party and FDIC-insured depository institutions to process its transactions, including payments on investments and distributions to investors. If its third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so for any reason, the Fund would be required to transition such services. In such event, the Fund could experience significant delay in its ability to process payments timely and the investors' ability to receive distributions on the Interests will be delayed or impaired. Such events have occurred in the past and may occur again in the future.

NOTE 12. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrowers’ discretion. Unfunded commitments and funded portions of credit agreements are marked-to-market. At December 31, 2025, the Fund had unfunded commitments shown below:

Investment	As of December 31, 2025
9RPJ1 Partners, LP	$1,194,648
Coventry Life Insurance Portfolio II	2,136,364
Crestone Aircraft Leasing	22,435
Crestone Aircraft Leasing Portfolio II A	88,836

Annual Report | December 31, 2025	39

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

NOTE 13. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the year ended December 31, 2025.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December	December
	31, 2025	31, 2024	31, 2023	31, 2022	31, 2021
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of year	$9.35	$9.18	$9.08	$9.65	$9.91
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.60	0.50	0.67	0.72	0.70
Net realized and unrealized gain/(loss) on investments	(0.32)	0.33	0.23	(0.49)	(0.16)
Total Income from Investment Operations	0.28	0.83	0.90	0.23	0.54
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.48)	(0.55)	(0.59)	(0.40)	(0.70)
From tax return of capital	(0.12)	(0.11)	(0.21)	(0.40)	(0.10)
Total Distributions to Common Shareholders	(0.60)	(0.66)	(0.80)	(0.80)	(0.80)
Net asset value per common share - end of year	$9.03	$9.35	$9.18	$9.08	$9.65
Total Investment Return - Net Asset Value(b)	3.04%	9.43%	10.19%	2.42%	5.66%

40	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December	December	December	December	December
	31, 2025	31, 2024	31, 2023	31, 2022	31, 2021
RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$135,949	$136,143	$125,123	$116,123	$95,487
Ratio of total expenses excluding current and deferred income tax expense and waivers	3.50%	3.79%	3.70%	3.20%	4.69%
Ratio of total expenses excluding current and deferred income tax expense and including waivers	3.39%	2.83%	2.04%	1.24%	1.25%
Ratio of net investment income to average net assets excluding waiver, and excluding tax	6.76%	4.97%	5.61%	5.75%	–%
Ratio of total expenses including current and deferred income tax expense and waivers(c)	3.83%	3.20%	3.13%	2.25%	–%

Annual Report | December 31, 2025	41

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

	For the Year Ended December 31, 2025		For the Year Ended December 31, 2024		For the Year Ended December 31, 2023		For the Year Ended December 31, 2022		For the Year Ended December 31, 2021
Ratio of taxes from consolidated subsidiaries entities to average net assets	0.43%		0.38%		1.09%		1.02%		–%
Ratio of net investment income to average net assets including waiver, and including tax	6.43	%(c)	5.55	%(c)	6.17	%(c)	6.70	%(c)	7.10	%(c)
Portfolio turnover rate	48%		50%		86%		70%		46%

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	Includes current and deferred income taxes associated with each component of the Consolidated Statement of Operations

42	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Notes to Consolidated Financial Statements
December 31, 2025

NOTE 14. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 15. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these consolidated financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the consolidated financial statements.

Annual Report | December 31, 2025	43

YieldStreet Alternative Income Fund Inc.	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Yieldstreet Alternative Income Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Yieldstreet Alternative Income Fund Inc. (the "Fund"), including the consolidated schedule of investments, as of December 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

March 2, 2026

We have served as the auditor of Yieldstreet Alternative Income Fund Inc. since 2021.

44	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Additional Information

December 31, 2025 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetalternativeincomefund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Fund's Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

Annual Report | December 31, 2025	45

YieldStreet Alternative Income Fund Inc.	Privacy Policy

December 31, 2025 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Alternative Income Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. Willow Wealth Inc., which wholly owns and controls the investment adviser of the Fund, Willow Asset Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at "https://yieldstreetalternativeincomefund.com/#privacy-policy." The Privacy Policy is also provided by Willow Wealth Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

46	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Distribution Reinvestment Policy

December 31, 2025 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

Annual Report | December 31, 2025	47

YieldStreet Alternative Income Fund Inc.	Distribution Reinvestment Policy

December 31, 2025 (Unaudited)

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

●	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

●	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Alternative Income Fund Inc., investments@yieldstreetalternativeincomefund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

48	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Directors and Officers

December 31, 2025 (Unaudited)

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Our Board of Directors consists of five members, three of whom are not “interested persons” of us or our Adviser or Sub-Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. As we are not required to hold regular annual meetings of stockholders, our directors are elected for indefinite terms. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Alternative Income Fund Inc, 300 Park Avenue, 15th Floor, New York, NY 10022.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
Ted Yarbrough Birth Year: 1968	Director, President, Chief Executive Officer, and Chief Investment Officer	Director since October 2023	Mr. Yarbrough serves as President and Chief Investment Officer of Willow Wealth.	1	N/A

Annual Report | December 31, 2025	49

YieldStreet Alternative Income Fund Inc.	Directors and Officers

December 31, 2025 (Unaudited)

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
John C. Siciliano Birth Year: 1954	Director and Chairman of the Board	Director since October 2019	Senior Advisor to Accenture plc since July 2021; Chairman at Avondale Strategies, LLC since May 2019; CEO of Creighton AI from February 2022- February 2023; Special Litigation Trustee of the Infinity Q Alpha Fund since March 2022; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019.	1	Board Member at Sabre Corp. from April 2019 to April 2021; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company from October 2018 to April 2022.
William M. Riegel Birth Year: 1955	Director	Director since October 2019	Member of the Investment Committee, Rockefeller Family Fund, since 2011; and Investment Advisor, Betterment, from 2018 to 2020.	1	Independent Board member of the Strategic Investment Group since June 2022
George D. Riedel, Birth Year: 1963	Director	Director since October 2022	Head of U.S. Intermediaries at T. Rowe Price Group from 1998 to 2022.	1	Board of Directors, CFG Bank from 2010 to 2022.

50	www.yieldstreetalternativeincomefund.com

YieldStreet Alternative Income Fund Inc.	Directors and Officers

December 31, 2025 (Unaudited)

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Alternative Income Fund Inc, 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen Ferrara Birth Year: 1976	Chief Financial Officer, Treasurer and Controller	Chief Financial Officer and Treasurer since August 2024	Funds Controller, Willow Wealth, since March 2024; Controller and Chief Compliance Officer, Ocean Park Investments, 2020-2024.
William Majeski Birth Year: 1989	General Counsel and Secretary	General Counsel and Secretary since September 2025	General Counsel at Willow Wealth since September 2025.
Patrick J. Keniston Birth Year: 1964	Chief Compliance Officer	Chief Compliance Officer since November 2024	Director and Fund Chief Compliance Officer, ACA Group since 2008.
Peter Kerr Birth Year: 1987	Vice President	Vice President since August 2023	Managing Director, Willow Wealth, since November 2020; Director, Fixed Income Product Management, PGIM (formerly Prudential Investment Management), 2018-2020.

Annual Report | December 31, 2025	51

Yieldstreet Alternative Income Fund Inc.

WillowWealth

Copyright © 2026 Yieldstreet Alternative Income Fund Inc.
All Rights Reserved

(b)             Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 19(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee. John Siciliano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)             Audit Fees – The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2025 for professional services rendered by Deloitte & Touche LLP, the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $175,000 and $340,000, respectively.

(b)             Audit-Related Fees – The aggregate fees billed for the fiscal years ended December 31, 2024 and December 31, 2025 for assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 and $0, respectively.

(c)              Tax Fees – The aggregate fees billed in the last two fiscal years for professional services rendered by Deloitte & Touche LLP for tax advice, and tax planning which includes the review of the Registrant’s income tax returns, excise tax returns, dividend calculations, and tax compliance advice were $11,178 for the fiscal year ended December 31, 2024 and $27,725 for the fiscal year ended December 31, 2025.

(d)             All Other Fees – The aggregate fees billed for the last fiscal year for products and services provided by Deloitte & Touche LLP, other than the services reported in (a) through (c) of this Item, were $0 for the fiscal year ended December 31, 2024 and $0 for the fiscal year ended December 31, 2025.

(e)	(1) Pursuant to its charter, the Registrant’s audit committee is required to pre-approve all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) of this Item (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)              None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended December 31, 2025 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)             The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last two fiscal years of the Registrant were $327,778 in December 31, 2024 and $27,725 in December 31, 2025.

(h)             Not applicable to this filing.

(i)              Not applicable to this filing.

(j)              Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of John Siciliano, William Riegel, and George Riedel.

(b)	Not applicable to this filing.

Item 6. Investments.

(a)	The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable to this filing.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable during the period covered by this report.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its adviser. A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Ted Yarbrough, Chief Investment Officer, and Sirisha Prasad, Portfolio Manager.

(a)(1)         The following table provides biographical information about the Portfolio Managers as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Ted Yarbrough	President Since, 2024 and Chief Investment Officer, Since 2023	President and Chief Executive Officer of the Registrant since May 2025; Global Co-Head of Institutional Credit Management, Chief Investment Officer of Global Spread Products division, Global Head of Structured Finance, Global Head of Securitized Products, Citigroup, since prior to 2018.
Sirisha Prasad	Portfolio Manager, Since 2022	Vice President at Morgan Stanley Senior Associate at ICONIQ Capital.
Mark Hale	Portfolio Manager, Since 2024	CEO and CIO of Prytania Asset Management
Savvas Charalambous	Portfolio Manager, Since 2024	Senior Investment Analyst, Prytania Asset Management
Andrew Burgess	Portfolio Manager, Since 2025	Senior Portfolio Manager, Prytania Asset Management
Michael Husemann	Portfolio Manager, Since 2025	Portfolio Manager, Prytania Asset Management

(a)(2)         The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of December 31, 2025:

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Ted Yarbrough
Investment Vehicles	214	$1,464	28	$274
Other Accounts	—	—	—	—
Registered Investment Companies			—	—

Sirisha Prasad
Other Pooled Investment Vehicles	1	$19	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

Mark Hale
Other Pooled Investment Vehicles	2	$59	1	20
Other Accounts	7	$47	3	33
Registered Investment Companies	1	$54	—	—

Savvas Charalambous
Other Pooled Investment Vehicles	2	$59	1	20
Other Accounts	3	$14	—	—
Registered Investment Companies	1	$54	—	—

Andrew Burgess
Other Pooled Investment Vehicles	1	$39	—	—
Other Accounts	1	$821	1	—
Registered Investment Companies	1	$54	—	—

Michael Husemann
Other Pooled Investment Vehicles	2	$59	1	20
Other Accounts	5	$854	3	33
Registered Investment Companies	1	$54	—	—

Portfolio Manager’s Material Conflicts of Interest

  Each of the portfolio managers listed above may serve as an officer, director, or principal of entities that operate in the same or related lines of business as the Fund does or of investment funds managed by our the Fund’s adviser, the sub-adviser and/or their affiliates. Accordingly, each may have obligations to investors in those entities that may require him or her to devote time to services for other entities, which could interfere with the time available to provide services to us. In addition, although other investment funds managed by the Fund’s adviser, the sub-adviser and/or their affiliates may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. Neither the adviser, sub-adviser, nor any of their affiliates are restricted from raising an investment fund with investment objectives similar to ours. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

  As a result of the arrangements described above, there may be times when one or more of our portfolio managers may have interests that differ from those of our stockholders, giving rise to a conflict of interest.

(a)(3)        Compensation Overview of Investment Professionals Employed by the Adviser

  The discussion below describes the compensation of portfolio managers listed above.

  No portfolio manager receives any direct compensation from the Fund in connection with the management of the Fund’s portfolio.

  The specific form of compensation of the sub-adviser’s investment professionals may include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the sub-adviser may also receive all or some combination of a salary and a bonus.

  Base Compensation

  Generally, when a particular investment professional receives base compensation, it is based on their individual seniority and their position within the applicable firm.

  Discretionary Compensation

  In addition to base compensation, a particular portfolio manager may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4)         Securities Ownership of Our Portfolio Managers

   The following table sets forth, as of the date of this N-CSR, the dollar range of our equity securities beneficially owned by the portfolio managers, based on the initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Ted Yarbrough	$10,001–$50,000
Sirisha Prasad	None
Mark Hale	None
Savvas Charalambous	None
Andrew Burgess	None
Michael Husemann	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)             Not applicable to this filing.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 2025	452,897	$9.26	452,897	N/A
June 2025	451,932	$9.32	451,932	N/A
September 2025	456,083	$9.31	456,083	N/A
December 2025	457,590	$9.27	457,590	N/A

Item 15. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)              The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)              There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)             Not applicable.

(b)             Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to this filing.

(a)(3)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(4)	Not applicable to this filing.

(a)(5)	Not applicable to this filing.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policies and Procedures pursuant to Item 12 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Alternative Income Fund Inc.

By (Signature and Title)	/s/ Ted Yarbrough
Ted Yarbrough, Chief Executive Officer
(Principal Executive Officer)

Date:	March 11, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Ted Yarbrough
Ted Yarbrough, Chief Executive Officer
(Principal Executive Officer)

Date:	March 11, 2026

By (Signature and Title)	/s/ Stephen Ferrara
Stephen Ferrara, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	March 11, 2026